UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 10, 2022

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Pawtucket Boulevard West, Suite 280
Lowell, Massachusetts 01854
(Address of principal executive offices)
(Zip Code)
978-349-3200
(Registrant’s telephone number, include
area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Class A Preferred Stock Purchase Rights		The Nasdaq Global Select Market
Class B Preferred Stock Purchase Rights		The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Financial Statements and Exhibits.
On November 10, 2022, Rapid Micro Biosystems, Inc. (the “Company”) issued a press release announcing its financial results for its third quarter ended September 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1*	Press Release of Rapid Micro Biosystems, Inc. dated November 10, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL).
________________________________________________
*Furnished herewith
Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s full year 2022 revenue outlook range and expected future revenue and growth; expected placements of Growth Direct systems, anticipated timing of such placements and the impact on the Company’s commercial revenue; its expectations regarding customers capital purchasing decisions and the Company’s sales opportunities; expectations for the RMBNucleus Mold Alarm; the projected cost savings resulting from the Company’s organizational restructuring action; expectations regarding the Company’s improvements in commercial execution and enhanced sales and marketing processes; its Board of Directors’ review of strategic alternatives; and customer interest in and adoption of the Company's Growth Direct microbial quality control platform.

In some cases, forward-looking statements can be identified by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the impact of macroeconomic volatility and COVID-19 and its variants on the Company’s business and operations, including further delays in placements and validation of new systems; the Company’s organizational restructuring plan, including a reduction in workforce, may not result in the anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt the Company’s business; the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operating results; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; its ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; risks relation to the exploration of strategic alternatives; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 24, 2022, as such factors may be updated from time to time in its other filings with the SEC. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: November 10, 2022	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer